UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

Yew Bio-Pharm Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9460 Telstar Avenue, Suite 6 El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626)-401-9588

Former name or former address if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Yew Bio-Pharm Group, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 2- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

On November 24, 2015, the Company executed a Loan Contract (the “Loan”) in favor of Shanghai Pudong Development Bank (“SPD Bank”) Harbin Branch in the principal amount of RMB 10,000,000 (approx. $1,560,000) payable on November 18, 2016 (the “Maturity Date”). The Loan carries an interest rate of 3.969% per annum and is payable, together with the principal, on the Maturity Date. The proceeds of the Loan will be used by the Company to purchase raw materials and for general corporate purposes. Madam Qi, a director and wife of Mr. Wang, the CEO and principal stockholder of the Company, has secured the Loan with her personal assets. In addition, Heilongjiang Yew Pharmaceutical Co., Ltd., a related party of the Company, and Mr. Wang has guaranteed the Loan.

On November 26, 2015, the Company issued several Commercial Acceptance Bills to Heilongjiang Yew Pharmaceutical Co., Ltd. (“HYP”), a related party of the Company, with the total principal amount of RMB 3,940,000 (approx. $610,000). The terms of the Commercial Acceptance Bills include the same maturity date of May 26, 2016 with no interest. The Commercial Acceptance Bills are secured by a deposit of RMB 1,970,000 (approx. $300,000) from the Company. The Commercial Acceptance Bills Were used by the Company to pay partial of the account payable owed to HYP.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Yew Bio-Pharm Group, Inc.

Date: December 3, 2015	By:	/s/ Zhiguo Wang
Zhiguo Wang
President & Chief Executive Officer

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